UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 5, 2012

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code (206) 674-2700

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 5, 2012, RealNetworks, Inc. (the “Company”) completed the sale of certain patents, patent applications and related rights held by the Company (the “Patent Assets”) and certain assets of the Company relating to its Next Generation Video codec technologies (the “Codec Assets”) to Intel Corporation (“Intel”) pursuant to the Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of January 26, 2012, between the Company and Intel. In accordance with the Asset Purchase Agreement, Intel acquired the Patent Assets and Codec Assets for a cash purchase price of $120,000,000 and the assumption of certain liabilities of the Company. In addition, pursuant to the license agreement, dated as of January 26, 2012 (the “License Agreement”), between Intel and the Company, as of April 5, 2012, Intel granted to the Company a non-exclusive, royalty-free, fully paid up, irrevocable (except as set forth in the License Agreement) and worldwide license (without the right to grant sublicenses) under the Patent Assets for use in connection with the Company’s businesses.

The foregoing descriptions of the Asset Purchase Agreement and License Agreement do not purport to be complete and are qualified in their entirety by reference to the Asset Purchase Agreement and License Agreement, attached as Exhibit 2.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD.

On April 5, 2012, the Company issued a press release announcing the closing of the transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of January 26, 2012, by and between RealNetworks, Inc. and Intel Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2012).

10.1	License Agreement, dated as of January 26, 2012, by and between RealNetworks, Inc. and Intel Corporation (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2012).

99.1	Press Release issued by RealNetworks, Inc. dated April 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Eggers
Name: Michael Eggers Title: Senior Vice President, Chief Financial Officer and Treasurer

Dated: April 5, 2012

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of January 26, 2012, by and between RealNetworks, Inc. and Intel Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2012).

10.1	License Agreement, dated as of January 26, 2012, by and between RealNetworks, Inc. and Intel Corporation (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2012).

99.1	Press Release issued by RealNetworks, Inc. dated April 5, 2012.